Finance costs and unwinding of obligations (Details) - USD ($) $ in Millions		6 Months Ended		12 Months Ended
		Jun. 30, 2023	Jun. 30, 2022	Dec. 31, 2022
Disclosure of finance costs and unwinding of obligations [Abstract]
Finance costs - borrowings		$ 58	$ 54	$ 108
Finance costs - leases		5	5	11
Unwinding of obligations		12	6	30
Finance costs and unwinding of obligations	[1]	$ 75	$ 65	$ 149

[1]	Comparative periods have been retrospectively restated, where indicated, due to the prior period error in the calculation of a net deferred tax asset with respect to the Obuasi mine. Other errors have also been retrospectively restated. Refer to note 1.1.